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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               December 29, 2000


                             JACKSON PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     333-53987                    75-2470881
         --------                     ---------                    ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)




              2997 Clarkson Road
            Chesterfield, Missouri                         63017
            ----------------------                         -----
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (636) 207-2700
                                                     -------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


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

                      INFORMATION TO BE INCLUDED IN REPORT



Item 1. Changes in Control of Registrant.

     Not Applicable.


Item 2. Acquisition or Disposition of Assets.

     Not Applicable.


Item 3. Bankruptcy or Receivership.

     Not Applicable.


Item 4. Changes in Registrant's Certifying Accountant.

     Not Applicable.


Item 5. Other Events.

     On December 29, 2000, Jackson Products, Inc. (the "Company"), SCG Acquisition LLC ("SCG") and certain of the stockholders of the Company entered into a Stock Purchase Agreement (the "Purchase Agreement"), whereby SCG agreed to acquire 50% of the common stock of the Company (the "Common Stock") from the current stockholders of the Company (the "Stockholders") who execute the Purchase Agreement or an amendment thereto. The Stockholders will continue to hold 50% of the Common Stock and will continue to have the right to appoint a majority of the board of directors of the Company. The transaction has been approved by the boards of directors of the Company and SCG and is expected to close in February 2001.

     Included as exhibits hereto are the Purchase Agreement and the documents relating thereto and the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.

Item 6. Resignations of Registrant's Directors.

     Not Applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Not Applicable.


Item 8. Change in Fiscal Year.

     Not Applicable.


Item 9. Regulation FD Disclosure.

     Not Applicable.



                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JACKSON PRODUCTS, INC.



Date: January 16, 2001                     By:  /s/ Christopher T. Paule
                                             ---------------------------
                                             Name:  Christopher T. Paule
                                             Title: President



                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

2.1 Stock Purchase Agreement dated as of December 29, 2000 by and among Jackson Products, Inc., SCG Acquisition LLC and the selling stockholders signatory thereto*....................................



*         The  schedules  to this  agreement  have not been filed  pursuant  to
          Item 601(b)(2) of Regulation S-K. Such schedules will be filed upon the request of the Securities and Exchange Commission.


                                       3
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                            STOCK PURCHASE AGREEMENT


                                  by and among


                             JACKSON PRODUCTS, INC.,

                               SCG ACQUISITION LLC


                                       and


                    THE SELLING STOCKHOLDERS SIGNATORY HERETO

                          Dated as of December 29, 2000












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




                                TABLE OF CONTENTS
                                                                       Page




ARTICLE I      DEFINITIONS...............................................1

     Section 1.1.   Definitions..........................................1

     Section 1.2.   Terminology..........................................3

ARTICLE II     PURCHASE AND SALE OF COMPANY SHARES.......................4

     Section 2.1.   Basic Transaction....................................4

     Section 2.2.   Purchase Price.......................................4

     Section 2.3.   The Closing..........................................4

     Section 2.4.   Closing Deliveries by the Sellers....................4

     Section 2.5.   Closing Deliveries by Buyer..........................5

     Section 2.6.   Execution by Stockholders............................5

     Section 2.7.   Conversion and Exercise..............................5

     Section 2.8.   Access...............................................6

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF EACH SELLER
               AND THE COMPANY...........................................6

     Section 3.1.   Title to Shares......................................6

     Section 3.2.   Authorization of Transaction.........................7

     Section 3.3.   Noncontravention.....................................7

     Section 3.4.   Broker Fees..........................................7

     Section 3.5.   Capitalization.......................................7

     Section 3.6.   Credit Agreement Representation......................7

     Section 3.7.   Authorization of Transaction by the Company..........7

     Section 3.8.   Noncontravention by the Company......................8

     Section 3.9.   Disclaimer of Other Representations and Warranties...8

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF BUYER...................8

     Section 4.1.   Organization of the Buyer............................8

     Section 4.2.   Authorization of Transaction.........................8

     Section 4.3.   Noncontravention.....................................8

     Section 4.4.   Brokers' Fees........................................8

     Section 4.5.   Investment Representations and Covenants of
                    the Buyer............................................9

     Section 4.6.   Confidential Information.............................9

ARTICLE V      CONDITIONS TO OBLIGATION OF BUYER.........................9

     Section 5.1.   Representations and Warranties.......................9

     Section 5.2.   Compliance with Agreements and Covenants.............9

     Section 5.3.   Consents.............................................9

     Section 5.4.   Documents............................................9

     Section 5.5.   Legal Action.........................................9

     Section 5.6.   Certificate..........................................9

     Section 5.7.   Stockholders Agreement...............................9

     Section 5.8.   Execution by Stockholders; Conversion and Exercise...9

     Section 5.9.   Amendment of By-Laws.................................9

     Section 5.10.  Amendment of Certificate of Incorporation...........10

     Section 5.11.  Appointment of Directors............................10

     Section 5.12.  Assignment of Proceeds and Security Agreement.......10

     Section 5.13.  Material Adverse Change.............................10

     Section 5.14.  Inaccuracies........................................10

     Section 5.15.  Management Stockholders.............................10

     Section 5.16.  Releases............................................10

ARTICLE VI     CONDITIONS TO OBLIGATION OF THE SELLERS..................10

     Section 6.1.   Representations and Warranties......................10

     Section 6.2.   Compliance with Agreements and Covenants............10

     Section 6.3.   Consents............................................10

     Section 6.4.   Documents...........................................10

     Section 6.5.   Legal Action........................................11

     Section 6.6.   Certificate.........................................11

     Section 6.7.   Stockholders Agreement..............................11

     Section 6.8.   Releases............................................11

ARTICLE VII    SURVIVAL AND REMEDY; INDEMNIFICATION...................  11

     Section 7.1.   Survival of Representations and Warranties..........11

     Section 7.2.   Indemnification by the Sellers......................11

     Section 7.3.   Indemnification by the Buyer........................12

     Section 7.4.   Third-Party Claims..................................12

     Section 7.5.   Other Indemnification Provisions....................13

ARTICLE VIII   TERMINATION..............................................13

     Section 8.1.   Termination of Agreement............................13

     Section 8.2.   Effect of Termination...............................13

ARTICLE IX     MISCELLANEOUS............................................14

     Section 9.1.   Expenses............................................14

     Section 9.2.   Press Releases and Public Announcements.............14

     Section 9.3.   No Third-Party Beneficiaries........................14

     Section 9.4.   Entire Agreement....................................14

     Section 9.5.   Succession and Assignment...........................14

     Section 9.6.   Counterparts........................................14

     Section 9.7.   Headings............................................14

     Section 9.8.   Notices.............................................14

     Section 9.9.   Governing Law.......................................15

     Section 9.10.  Amendments and Waivers..............................15

     Section 9.11.  Severability........................................16

     Section 9.12.  Construction........................................16

     Section 9.13.  Incorporation of Exhibits, Annexes and Sections.....16

     Section 9.14.  Specific Performance................................16

     Section 9.15.  Submission to Jurisdiction..........................16

     Section 9.16.  Sellers Representative..............................16

     Section 9.17.  Binding Effect......................................17

     Section 9.18.  Acknowledgments of Buyer............................17



Exhibits
--------

Exhibit A      Form of Stockholders Agreement
Exhibit B      Form of Mayer, Brown & Platt Legal Opinion
Exhibit C      Form of Vinson & Elkins L.L.P. Legal Opinion
Exhibit D      Form of Amended and Restated and By-Laws
Exhibit E      Form of Second Amended and Restated Certificate of Incorporation
Exhibit F      Form of Release

Schedules
---------

Schedule I     Capitalization; Equity Arrangements
Schedule II    Purchased Securities
Schedule III   Credit Agreement Schedules
Schedule IV    Events Since September 30, 2000

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement entered into as of December 29, 2000, by and among Jackson Products, Inc., a Delaware corporation (the "Company"), SCG Acquisition LLC, a Delaware limited liability company (the "Buyer"), and certain of the stockholders of the Company listed under the heading "Sellers" on the signature page hereto (each a "Seller" and collectively, the "Sellers"). The Buyer, the Sellers and the Company are referred to collectively herein as the "Parties". Certain capitalized terms used herein are defined in Article I.

                               W I T N E S S E T H

     WHEREAS, the Sellers own all of the outstanding Class A Common Stock, Class C Common Stock, Warrants and Options of the Company;

     WHEREAS, prior to the consummation of the transactions contemplated by this Agreement, the Sellers shall convert certain shares of Class C Common Stock into shares of Class A Common Stock and Class B Common Stock, exercise all of the outstanding Warrants for shares of Class A Common Stock and exercise certain outstanding Options for shares of Class C Common Stock (collectively, the "Conversion");

     WHEREAS, the Buyer desires to purchase from the Sellers, and the Sellers desire to sell to the Buyer, the shares of Class A Common Stock and Class B Common Stock listed on Schedule II hereto upon the terms and subject to the conditions set forth herein;

     WHEREAS, for and in consideration of the agreement of Buyer to provide the funds to pay certain amounts payable by the Company as contemplated by Section 2.2, the Company enters into this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. DEFINITIONS. The following terms shall have the following meanings for the purposes of this Agreement:

     "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses.

     "Affiliate" means with respect to any Person, (a) any Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, or (b) any Person who is a director or executive officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) of any Person described in clause (a) above, or with respect to any Stockholder, the Company; provided, that any Affiliate of a corporation shall be deemed an Affiliate of such corporation's stockholders. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of more than 50% of the outstanding shares of Voting Stock of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Agreement" means this Agreement, including all exhibits and schedules hereto, as it and they may be amended from time to time in accordance herewith or therewith, as applicable.

     "Authority" means any governmental, regulatory or administrative body, agency, subdivision or authority, any court or judicial authority, any public, private or industry regulatory authority, whether foreign, national, federal, state or local, or any Person lawfully empowered by any of the foregoing to enforce or seek compliance with any regulation.

     "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or required by Law or other governmental action to close.

     "Buyer" has the meaning set forth in the Preamble.

     "Buyer Funding Amount" has the meaning set forth in Section 2.2.

     "Buyer Indemnifying Party" has the meaning set forth in Section 7.3.

     "Claim Notice" has the meaning set forth in Section 7.4(a).

     "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

     "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company.

     "Class C Common Stock" means the Class C Common Stock, par value $0.01 per share, of the Company.

     "Closing" has the meaning set forth in Section 2.3.

     "Closing Date" has the meaning set forth in Section 2.3.

     "Closing Payments" has the meaning set forth in Section 2.2.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" means, collectively, the Class A Common Stock, the Class B Common Stock and the Class C Common Stock.

     "Company" has the meaning set forth in the Preamble.

     "Company Securities" means the Common Stock, the Warrants and the Options.

     "Confidentiality Agreement" means the Confidentiality Agreement, dated as of July 14, 2000, between the Company and Summit Capital Group, LLC relating to the transactions contemplated hereby.

     "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

     "Conversion" has the meaning set forth in the Preamble.

     "Credit Agreement" means the Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998, as amended by Amendment Agreement No. 1, dated as of June 19, 1998, as amended by Amendment Agreement No. 2, dated as of May 17, 1999, by and among the Company, the Lenders parties thereto, BankBoston, N.A., as Agent, and Mercantile Bank National Association, as Co-Agent.

     "Indemnified Party" has the meaning set forth in Section 7.4(a).

     "Indemnifying Party" has the meaning set forth in Section 7.4(a).

     "Indenture" shall mean the Indenture, dated as of April 22, 1998, executed by the Company, its Subsidiaries and Jackson Acquisition, Inc. in favor of State Street Bank and Trust Company.

     "Law" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed upon or imposed by any Authority.

     "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Lien" means any mortgage, lien (except any lien for Taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or
sublease,   claim,  right  of  any  third  party,   easement,   encroachment  or
encumbrance.

     "Material Adverse Change" means a change which would reasonably be expected to have a material adverse effect on the business or financial condition or prospects of the Company and its Subsidiaries taken as a whole; provided, that in determining whether a Material Adverse Change has occurred, changes or effects relating to (i) conditions in the highway safety product industry or the personal safety product industry generally or (ii) United States or global economic conditions or financial markets in general, will not be considered.

     "Option Proceeds" has the meaning set forth in Section 2.7(c).

     "Options" means any options outstanding as of the date hereof to acquire shares of Class C Common Stock.

     "Parties" has the meaning set forth in the Preamble.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or an Authority.

     "Purchase Price" has the meaning set forth in Section 2.2.

     "Purchased Securities" has the meaning set forth in Section 2.1.

     "SAR Agreements" means the Stock Appreciation Rights Agreements, dated as of April 22, 1998, between the Company and each of Robert H. Elkin and Christopher T. Paule.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities   Purchase   Agreement"  has  the  meaning  set  forth  in  the
Stockholders Agreement.

     "Sellers" shall mean the Persons listed under the heading "Sellers" on the signature page hereto and each other Stockholder who executes an amendment to this Agreement prior to the Closing and becomes a party hereto.

     "Seller  Indemnifying  Party"  shall have the  meaning set forth in Section
7.2.

     "Sellers   Representative"  means  John  W.  Jordan  II  or  his  appointed successor.

     "Sellers Representative Replacement Instrument" has the meaning set forth in Section 9.16(b).

     "Stockholder" means any Person who owns shares of Common Stock.

     "Stockholders Agreement" means the Stockholders Agreement, among the Company, the Buyer and the Sellers, in substantially the form attached as Exhibit A hereto.

     "Subsidiary" means any Person in which is, directly or indirectly, controlled by the Company, where the term control shall have the same meaning as set forth in the definition of Affiliates.

     "Summit Directors" has the meaning set forth in the Stockholders Agreement.

     "Tax" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including Taxes under Code ss59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other Tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

     "Third Party Claim" has the meaning set forth in Section 7.4(a).

     "Warrant Proceeds" has the meaning set forth in Section 2.7(b).

     "Warrants" means the warrants to acquire 27,721.23 shares of Class A Common Stock issued pursuant to the Securities Purchase Agreement.

     Section 1.2. TERMINOLOGY. All article, section, subsection, schedule and exhibit references used in this Agreement are to this Agreement unless otherwise specified. All schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein. Unless the context of this Agreement clearly requires otherwise, (a) the singular shall include the plural and the plural shall include the singular wherever and as often as may be appropriate, (b) the words "includes" or "including" shall mean "including without limitation" and (c) the words "hereof," "herein," "hereunder," and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear.

                                   ARTICLE II

                       PURCHASE AND SALE OF COMPANY SHARES

     SECTION 2.1. BASIC TRANSACTION. Subject to the terms and conditions of this Agreement, at the Closing, the Sellers shall collectively sell, assign, convey, transfer and deliver to the Buyer, and the Buyer shall purchase, acquire and take assignment and delivery of, all right, title and interest in and to a number of shares of Common Stock (which shares shall be Class A Common Stock, except as expressly set forth in Section 2.7(d)) equal to fifty percent (50%) of the shares of Common Stock (determined on a fully-diluted basis) issued and outstanding on the Closing Date or subject to being issued pursuant to Options granted by the Company on or prior to the Closing Date, in the amounts set forth opposite the name of each such Seller on Schedule II, as such schedule may be amended from time to time, for the consideration specified below in Section 2.2 (collectively, the "Purchased Securities").

     SECTION 2.2. PURCHASE PRICE. The Buyer agrees to pay to the Sellers at the Closing for the Purchased Securities an aggregate purchase price (the "Purchase Price") equal to $41,500,000 (the "Buyer Funding Amount") less the Closing Payments by delivery of cash payable by wire transfer or delivery of other immediately available funds. The Purchase Price shall be reduced, on a dollar-for-dollar basis, by the following payments (the "Closing Payments") to be paid at Closing for the benefit of the Company from the Buyer Funding Amount:
(i) to Merrill Lynch & Co., (ii) to TJC Management Corp. and (iii) in respect of the SAR Agreements, in each case, as a result of the transactions contemplated by this Agreement.

     SECTION 2.3. THE CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, NY 10019, U.S.A., commencing at 10:00 a.m. local time on the second Business Day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Sellers Representative may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no earlier than February 1, 2001.

     SECTION 2.4. CLOSING DELIVERIES BY THE SELLERS. To effect the transfer referred to in Section 2.1 hereof and the delivery of the consideration described in Section 2.2 hereof, the Sellers shall, on or prior to the Closing Date, deliver the following to the Buyer:

          (a) certificates evidencing fifty percent (50%) of the shares of Common Stock, (determined on a fully-diluted basis) (which shares shall be Class A Common Stock, except as expressly set forth in Section 2.7 (d)) in the amounts set forth opposite the name of each such Seller on Schedule II hereto, as such schedule may be amended from time to time, free and clear of any and all Liens, duly endorsed in blank by the applicable Seller for transfer or accompanied by stock powers duly executed in blank;

          (b) all consents, approvals, releases and waivers from all Authorities and other Persons required or necessary as a result of the transactions contemplated hereby, reasonably satisfactory in form and substance to the Buyer and its counsel;

          (c) the Stockholders Agreement executed by each Seller and each other Person that will be a Stockholder of the Company upon Closing other than the Buyer;

          (d) a legal opinion prepared by Mayer, Brown & Platt, or such other law firm reasonably acceptable to the Buyer, in substantially the same form attached as Exhibit B hereto;

          (e) confirmations and releases from Merrill Lynch & Co., TJC Management Corp. and the beneficiaries of the SAR Agreements providing that all payments to such parties due and owing as a result of the transactions contemplated by this Agreement have been paid in full and indemnifying and releasing the Buyer and the Company against all claims arising prior to the Closing Date and, except with respect to TJC Management Corp., providing that their respective agreements with the Company are terminated and are of no further force or effect (and any obligation of the Company with respect thereto have been fully paid or otherwise satisfied);

          (f) all other documents required to be delivered pursuant to Article V hereof not specifically mentioned above in this Section 2.4 and all other documents and certificates reasonably requested by Buyer related to the consummation of the transactions contemplated hereby; and

          (g) all instruments and documents executed and delivered to the Buyer pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to the Buyer.

     SECTION  2.5.  CLOSING  DELIVERIES  BY BUYER.  To effect the transfer to in
Section 2.1 hereof and the  delivery of the  consideration  described in Section
2.2 hereof, the Buyer shall, on or prior to the Closing Date, deliver the following to the Sellers Representative:

          (a) the Buyer Funding Amount by wire transfer of immediately available funds to accounts designated by written notice by Sellers Representative and each recipient of one of the Closing Payments to the Buyer at least five Business Days prior to the Closing Date (Sellers Representative will be responsible for disbursing the Purchase Price to the Sellers pro rata in accordance with their respective ownership percentages set forth on
     Schedule II);

          (b) the Stockholders Agreement executed by the Buyer;

          (c) a legal opinion prepared by Vinson & Elkins L.L.P.,  or such other
     law  firm  reasonably   acceptable  to  the  Sellers   Representative,   in
     substantially the same form as Exhibit C hereto;

          (d) all other documents required to be delivered pursuant to Article VI hereof not specifically mentioned above in this Section 2.5 and all other documents and certificates reasonably requested by the sellers related to the consummation of the transaction contemplated hereby; and

          (e) all instruments and documents executed and delivered to the Sellers and the Sellers Representative pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to the Sellers Representative.

     SECTION 2.6. EXECUTION BY STOCKHOLDERS. The Buyer recognizes that not all of the Stockholders will execute this Agreement on the date hereof. The Company and the Stockholders who are executing this Agreement on the date hereof will, within a reasonable time after the date hereof but, in any event, on or before the Closing Date, (i) cause each of the other Stockholders of the Company to (A) execute an amendment to this Agreement that makes such Stockholders a Seller under this Agreement and causes such Stockholder (along with the original signatories hereto) to collectively sell, assign, convey, transfer and deliver to the Buyer fifty percent (50%) of the Common Stock (determined on a fully-diluted basis) as described in Section 2.1 and (B) take the actions set forth in Section 2.7 and (ii) cause all Stockholders to execute the Stockholders Agreement.

     SECTION 2.7. CONVERSION AND EXERCISE.

               (a) Three Business Days prior to the Closing, each Seller who is a holder of Class C Common Stock shall, to the extent being sold pursuant to this Agreement, convert such shares into shares of Class A Common Stock and, if requested by the Sellers Representative under
          Section 2.7 (d), shares of Class B Common Stock, and one Business Day prior to the Closing, the Company shall issue and deliver to the Sellers Representative stock certificates evidencing the Class A Common Stock and Class B Common Stock issued upon such conversion and shall cancel the Class C Common Stock .

               (b) Three Business Days prior to Closing, each Stockholder who is a holder of Warrants shall exercise such Warrants for Class A Common Stock in accordance with its terms, and in connection with such exercise, each such Stockholder shall deliver to the Company their Warrants together with exercise instructions and certified checks or wire transfers representing the exercise price (the "Warrant Proceeds"), and one Business Day prior to the Closing, the Company shall issue and deliver to the Sellers Representative stock certificates evidencing the Class A Common Stock issued upon such exercise and shall cancel the Warrants. The Warrant Proceeds are hereby assigned, transferred and delivered by the Company to the Sellers Representative for purposes of being paid and distributed pursuant to Section 2.5(a). Each Seller who is a holder of Warrants agrees that the issuance of the Class A Common Stock by the Company upon the exercise of the Warrants constitutes full performance of all obligations of the Company in respect of the Warrants.

               (c) Three Business Days prior to Closing, each Seller who is a holder of Options shall, to the extent such Seller is selling under this Agreement shares of Class C Common Stock issuable upon the exercise of such Options, exercise such Options for Class C Common Stock (notwithstanding anything to the contrary in the Options or any option plan or option agreement incident to the Options) in accordance with its terms, and in connection with such exercise, each such Seller shall deliver to the Company their Options together with exercise instructions and certified checks or wire transfers representing the exercise price (the "Option Proceeds"), and one Business Day prior to the Closing, the Company shall issue and deliver to the Sellers Representative stock certificates evidencing the Class C Common Stock issued upon such exercise and shall cancel the Options. The Option Proceeds are hereby assigned, transferred and delivered by the Company to the Sellers Representative for purposes of being paid and distributed pursuant to Section 2.5(a). Each Seller who is a holder of Options agrees that the issuance of the Class C Common Stock by the Company upon the exercise of the Options constitutes full performance of all obligations of the Company in respect of the Options. Such shares of Class C Common Stock shall be converted into shares of Class A Common Stock and Class B Common Stock pursuant to Section 2.7(a).

               (d) The Parties hereto acknowledge and agree that it is the intent of the Parties to convey at Closing to Buyer a number of shares of Common Stock equal to 50% of all outstanding Common Stock as of the Closing plus all Common Stock that are subject to issuance after Closing as a result of exercise of Options that have been granted on or prior to the Closing Date ("Option Shares"). However, in order to comply with the requirements of the Indenture, to the extent there exist Option Shares as of the Closing, the Common Stock conveyed to Buyer shall include Class B Common Stock (which may consist of shares of Class C Common Stock converted to Class B Common Stock pursuant to
          Section 2.7(a) or shares of Class A Common Stock otherwise converted to Class B Common Stock) equal to 50% of the Option Shares. Such Class B Common Stock may be converted to Class A Common Stock by Buyer at any time, subject to the restrictions in the Stockholders Agreement.

     SECTION 2.8. ACCESS. Each Seller and Company agree that during the period commencing on the date hereof and ending on the Closing Date, the Buyer and its counsel, accountants and other authorized representatives may review and inspect the books, records and other assets and properties of the Company, and each Seller and the Company shall cause to be made available to Buyer and such persons, the officers and other employees of the Company and its counsel, accountants and other advisors and representatives from time to time during normal business hours so as to permit Buyer and its representatives to fully discuss and have access to the knowledge of such officers, employees, advisors and representatives of the Company as Buyer deems reasonably necessary with respect to the affairs of the Company.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF EACH SELLER
                                 AND THE COMPANY

     Each Seller (severally and on behalf of itself only and not jointly) and the Company hereby represents and warrants to the Buyer that the statements contained in this Article III (but the Company represents and warrants only as to Sections 3.5 through 3.8 and each Seller represents and warrants only as to Sections 3.1 through 3.6) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then) with respect to such Seller or the Company as the case may be.

     SECTION 3.1. TITLE TO SHARES. It holds of record and owns beneficially all of the Common Stock as set forth opposite such Seller's name on Schedule I, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Liens, options, warrants, purchase rights, Contracts, commitments, equities, claims and demands. It is not a party to any option, warrant, purchase right or other Contract or commitment that could require it to sell, transfer or otherwise dispose of any capital stock of the Company (other than this Agreement).

     SECTION 3.2. AUTHORIZATION OF TRANSACTION. It has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. With respect to each Seller that is not a natural person, the execution, delivery and performance by it of this Agreement has been duly and validly approved by its board of directors or other governing body, and no other corporate actions or proceedings on the part of it are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement, and upon execution, the Stockholders Agreement, constitutes the valid and legally binding obligation of each Seller, enforceable in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable principles. It need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any Authority in order to consummate the transactions contemplated by this Agreement.

     SECTION 3.3. NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any Law, or other restriction of any Authority to which it is subject or any provision of its formation documents; (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any material Contract to which it is a party or by which it is bound or to which any of its assets is subject or (c) require any filing or registration by it with, or consent or approval with respect to it of, any Authority. There are no voting trusts or other agreements (including as to voting, preferential purchase rights, registration rights, or any other matter) relating to the Company Securities held by it that will be binding on such Company Securities or cause to exist any rights, liabilities or obligations for the holders thereof after Closing, except for the Stockholders Agreement and, in the case of Company Securities that will not be Purchased Securities, the agreements listed in Schedule I.

     SECTION 3.4. BROKER FEES. There are no Liabilities or obligations to pay any fees or commissions to any broker, finder, agent or other Person with respect to the transactions contemplated by this Agreement for which the Buyer will be liable or obligated, or the Company will be liable or obligated, after the Closing.

     SECTION 3.5. CAPITALIZATION. Schedule I sets forth the authorized, issued and outstanding capital stock of the Company and each Subsidiary (as well as all treasury shares) and all authorized, issued and outstanding warrants, options, subscription and other rights in equity, or convertible into the equity of, the Company or any Subsidiary. The Company Securities have been duly authorized and are validly issued, fully paid and non-assessable, with no liability attaching to the ownership thereof. Except as set forth on Schedule I hereto or pursuant to the Conversion, neither the Company nor any of the Subsidiaries have any contingent or other obligations to purchase, redeem or otherwise acquire any Company Securities, stock or any interest therein or to pay any dividend or make any distribution in respect thereof. Neither the Company nor any of the Subsidiaries is a party to any voting agreement, voting trust or similar agreement or arrangement relating to the Company Securities or any agreement or arrangement (except for the Stockholders Agreement) relating to or providing for registration rights with respect to the Company Securities.

     SECTION 3.6. CREDIT AGREEMENT REPRESENTATION. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct, except as set forth on the disclosure schedule attached hereto as Schedule III (the subparts of which correspond to the applicable section number of Section 8 of the Credit Agreement).

     SECTION 3.7. AUTHORIZATION OF TRANSACTION BY THE COMPANY. The Company has full power and authority (including full corporate power and authority) to execute this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement has been duly and validly approved by the board of directors of the Company, and no other corporate actions or proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement, and upon execution, the Stockholders Agreement, constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable principles. The Company need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any Authority in order to consummate the transactions contemplated by this Agreement.

     SECTION 3.8. NONCONTRAVENTION BY THE COMPANY. Neither the execution and the delivery of this Agreement by Company, nor the consummation of the transactions contemplated hereby, will (a) violate any Law, or other restriction of any Authority to which the Company is subject or any provision of its formation documents; (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any Contract to which the Company is a party or by which it is bound or to which any of its assets is subject or (c) require any filing or registration by the Company with, or consent or approval with respect to it of, any Authority. There are no shareholder agreements (including as to voting, preferential purchase rights, registration rights, or any other matter) to which the Company is a party that will be binding on or cause to exist any rights, liabilities or obligations for the Company after Closing, except the Stockholders Agreement and the agreements listed in Schedule I.

     SECTION 3.9. DISCLAIMER OF OTHER REPRESENTATIONS AND WARRANTIES. Neither the Sellers nor the Company make, and they have not made, any representations or warranties relating to the Company or any Subsidiaries in connection with the transactions contemplated hereby other than those expressly set forth in this
Article III. It is also understood that any cost estimates, projections or other productions, any data, any financial information or any memoranda or presentations are not and shall not be deemed to be or to include representations or warranties of the Sellers and the Company, except to the extent otherwise expressly covered by the representations and warranties hereunder. No person has been authorized by the Sellers or the Company to make any representation or warranty relating to the Company or any Subsidiary, the businesses of the Company or any Subsidiary or otherwise in connection with the transactions contemplated hereby except as set forth in this Article III and, if made, such representation or warranty must not be relied upon as having been authorized by the Company, any Subsidiary or any of the Sellers and the Company.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     The Buyer hereby represents and warrants to the Sellers that the statements contained in Sections 4.1 through 4.6 with respect to it are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then).

     SECTION 4.1. ORGANIZATION OF THE BUYER. It is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Delaware.

     SECTION 4.2. AUTHORIZATION OF TRANSACTION. It has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by it of this Agreement has been duly and validly approved by the governing body of it, and no other actions or proceedings on the part of it are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement, and upon execution, the Stockholders Agreement, constitutes the valid and legally binding obligation of it, enforceable in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable principles. It need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any Authority in order to consummate the transactions contemplated by this Agreement.

     SECTION 4.3. NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any Law of any Authority to which it is subject or any provision of its limited liability company certificate or agreement, (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any material Contract to which it is a party or by which it is bound or to which any of its assets is subject or (c) require any filing or registration by it with, or consent or approval with respect to it, any Authority.

     SECTION 4.4. BROKERS' FEES. It has no Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.

     SECTION 4.5. INVESTMENT REPRESENTATIONS AND COVENANTS OF THE BUYER.

          (a) It is acquiring the Company Securities for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and it has no present intention of selling, granting any participation in or otherwise distributing the same in violation of the Securities Act. It does not have any Contract with any Person to sell, transfer or grant participation to such Person, with respect to any of the Company Securities.

          (b) It represents that it has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of its investment in the Company, and it has the ability to bear the economic risks of such investment.

          (c) It represents that it is an "accredited investor" pursuant to Rule 501 of Regulation D under the Securities Act.

     SECTION 4.6. CONFIDENTIAL INFORMATION. It is not in breach of and has complied in all respects with its obligations under the Confidentiality Agreement.

                                   ARTICLE V

                        CONDITIONS TO OBLIGATION OF BUYER

     The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     SECTION 5.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Article III above shall be true and correct in all material respects at and as of the Closing Date.

     SECTION 5.2. COMPLIANCE WITH AGREEMENTS AND COVENANTS. The Sellers shall have performed and complied in all material respects with all of the covenants, obligations and agreements contained in this Agreement to be performed and complied with by them on or prior to the Closing Date.

     SECTION  5.3.   CONSENTS.   The  Parties  shall  have  received  all  other
authorizations, consents and approvals referred to in Sections 3.3 and 4.3 above.

     SECTION 5.4. DOCUMENTS. All actions to be taken by the Sellers and the Sellers Representative in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Buyer.

     SECTION 5.5. LEGAL ACTION. There shall not be any threatened or pending action, proceeding or other application before any Authority brought by any Person or Authority challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages from the Sellers or the Buyer as a result of such transaction.

     SECTION 5.6. CERTIFICATE. The Sellers shall deliver a certificate to the Buyer, in form and substance reasonably satisfactory to the Buyer to the effect that each of the conditions specified in Section 5.1, 5.2 and 5.13 is satisfied in all respects.

     SECTION 5.7. STOCKHOLDERS AGREEMENT. Each of the Company, the Sellers, and each other Person that will be a Stockholder of the Company upon Closing (other than the Buyer) shall have executed the Stockholders Agreement.

     SECTION 5.8. EXECUTION BY STOCKHOLDERS; CONVERSION AND EXERCISE. The Sellers shall have performed or caused to be performed, as the case may be, the covenants and obligations pursuant to Sections 2.6 and 2.7 on or prior to the Closing Date.

     SECTION 5.9. AMENDMENT OF BY-LAWS. The Stockholders shall have duly adopted, amended and restated the Amended and Restated By-Laws of the Company in substantially the form attached hereto as Exhibit D.

     SECTION 5.10. AMENDMENT OF CERTIFICATE OF INCORPORATION. The Stockholders shall have duly adopted the Second Amended and Restated Certificate of Incorporation of the Company in substantially the form attached hereto as Exhibit E.

     SECTION 5.11. APPOINTMENT OF DIRECTORS. The Summit Directors have been appointed to the board of directors of the Company.

     SECTION 5.12. ASSIGNMENT OF PROCEEDS AND SECURITY AGREEMENT. TJC Management Corporation shall have delivered an Assignment of Proceeds and Security Agreement in a form to be reasonably agreed between TJC Management Corporation and the Buyer whereby SCG Acquisition LLC or its designee shall be entitled to receive one half of all proceeds received by TJC Management Corporation under that certain Management Consulting Agreement, dated as of August 16, 1995, by and among the Company and TJC Management Corporation, as amended.

     SECTION 5.13. MATERIAL ADVERSE CHANGE. Since September 30, 2000 and except as set forth on Schedule IV, no Material Adverse Change shall have occurred and the Company shall not have taken any action set forth in Article III, Section Q of the Amended and Restated By-Laws in substantially the form attached hereto as Exhibit D.

     SECTION 5.14. INACCURACIES. The Company and its Subsidiaries shall not be in violation of the Securities Act, and no filing required under the Securities Act made by the Company or any of its Subsidiaries shall contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     SECTION 5.15. MANAGEMENT STOCKHOLDERS. The Stockholders of the Company that are employees of the Company and its Subsidiaries (other than Robert H. Elkin, Allan A. Hunning and Darold G. Oltjenbruns) shall upon consummation of the transactions contemplated by this Agreement continue to own at least 80% of the Common Stock (determined on a fully-diluted basis) held by such Stockholders as of the date hereof and Christopher T. Paule shall upon consummation of the transactions contemplated by this Agreement continue to own at least 80% of the Common Stock (determined on a fully-diluted basis) held by him as of the date hereof.

     SECTION 5.16. RELEASES. Each of the Sellers and the Company shall have entered into releases, substantially in the form of Exhibit F attached hereto (modified as applicable for the Party giving the release), on or before the Closing Date.

                                   ARTICLE VI

                     CONDITIONS TO OBLIGATION OF THE SELLERS

     The obligation of the Sellers to consummate the transactions to be performed by Sellers in connection with the Closing is subject to satisfaction of the following conditions:

     SECTION 6.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Article IV above shall be true and correct in all material respects at and as of the Closing Date.

     SECTION 6.2. COMPLIANCE WITH AGREEMENTS AND COVENANTS. The Buyer shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

     SECTION  6.3.   CONSENTS.   The  Parties  shall  have  received  all  other
authorizations, consents and approvals referred to in Sections 3.3 and 4.3 above.

     SECTION 6.4. DOCUMENTS. All actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Sellers.

     SECTION 6.5. LEGAL ACTION. There shall not be any threatened or pending action, proceeding or other application before any Authority brought by any Person or Authority challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages from the Sellers or the Buyer as a result of such transaction.

     SECTION 6.6. CERTIFICATE. The Buyer shall deliver a certificate to the Sellers to the effect that each of the conditions specified in Section 6.1 and
6.2 is satisfied in all respects.

     SECTION 6.7. STOCKHOLDERS AGREEMENT. The Buyer shall have executed the Stockholders Agreement.

     SECTION 6.8. RELEASES. The Buyer shall have entered into a release, substantially in the form of Exhibit F attached hereto, on or before the Closing Date.

                                  ARTICLE VII

                      SURVIVAL AND REMEDY; INDEMNIFICATION

     SECTION 7.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the terms and conditions of this Agreement, together with the warranties, representations and agreements contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing Date, notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto. Except as provided below, the representations and warranties and the indemnities related thereto of the Sellers contained in Article III of this Agreement and the representations and warranties and the indemnities related thereto of the Buyer contained in Article IV shall survive the Closing and continue in full force and effect indefinitely. Notwithstanding anything in this Agreement to the contrary, the representations and warranties set forth in Section 3.6 shall not survive the Closing and none of the Company or any Seller shall have any liability with respect thereto after Closing.

     SECTION 7.2. INDEMNIFICATION BY THE SELLERS. In the event that there is a breach (or an alleged breach) of any of the representations or warranties made by any Seller or Company (each a "Seller Indemnifying Party") in Article III of this Agreement or any other document contemplated hereby, or in any document relating hereto or thereto, then, in each case, provided that the Buyer makes a written claim for indemnification against such Seller Indemnifying Party, such Seller Indemnifying Party agrees (subject to the limitations set forth in this Section 7.2) to, severally and on behalf of itself only and not jointly, indemnify the Buyer and each of their respective Affiliates, directors, officers, partners, trustees, employees, representatives, agents and members from and against, and agrees to hold the Buyer and any of the foregoing persons harmless from, any and all Adverse Consequences incurred or suffered by the Buyer or any of the foregoing persons resulting from, arising out of, relating to, in the nature of, or caused by any breach of, or any inaccuracy in, any representation or warranty made by such Seller Indemnifying Party pursuant to this Agreement, any agreement or instrument contemplated hereby, any document relating hereto or thereto; provided, however, that such Seller Indemnifying Party's obligation to indemnify such persons from and against the entirety of any Adverse Consequences resulting from, arising out of, or relating to the items identified in this Article VII shall not exceed the net proceeds received by such Seller Indemnifying Party pursuant to this Agreement.

     SECTION 7.3. INDEMNIFICATION BY THE BUYER. In the event that there is a breach (or an alleged breach) of any of the representations or warranties made by the Buyer (a "Buyer Indemnifying Party") in Article IV of this Agreement or any other document contemplated hereby, or in any document related hereto or thereto, then, in each case, provided that the Sellers Representative makes a written claim for indemnification against such Buyer Indemnifying Party, such Buyer Indemnifying Party agrees (subject to the limitations set forth in this Section 7.3), to, severally on behalf of itself only and not jointly indemnify the Sellers and each of their respective Affiliates, directors, officers, partners, trustees, employees, stockholders, members, representatives, and agents from and against, and agrees to hold the Sellers or any of the foregoing persons harmless from, any and all Adverse Consequences incurred or suffered by the Sellers or any of the foregoing persons resulting from, arising out of, relating to, in the nature of, or caused by any breach of, or any inaccuracy in, any representation or warranty made by such Buyer Indemnifying Party pursuant to this Agreement, any agreement or instrument contemplated hereby, or in any document relating hereto or thereto; provided, however, that such Buyer Indemnifying Party's obligation to indemnify such persons from and against the entirety of any Adverse Consequences resulting from, arising out of, or relating to the items identified in this Article VII shall not exceed the portion of the Purchase Price paid by such Buyer Indemnifying party pursuant to this Agreement.

     SECTION 7.4. THIRD-PARTY CLAIMS.

          (a) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Article VII, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing (the "Claim Notice"); provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is prejudiced.

          (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after receipt by the Indemnifying Party of the Claim Notice that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
     (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7.4(b) above, (i) the
     Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(d) In the event any of the conditions in Section 7.4(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses) and (iii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article VII.

     SECTION 7.5. OTHER INDEMNIFICATION PROVISIONS.

          (a) The liability of any party under this Article VII shall be in addition to, and not exclusive of any other liability that such Party may have at Law or equity based on a Party's fraudulent acts or omissions. None of the provisions of this Agreement shall be deemed a waiver of any defenses which may be available in respect of actions or claims for fraud, including but not limited to, defenses of statutes of limitations or limitations of damages.

          (b) Indemnification claims shall be reduced, by and to the extent, that an Indemnified Party shall receive proceeds under insurance policies, risk sharing pools or similar arrangements specifically as a result of, and in compensation for, the subject matter of an indemnification claim by such Indemnified Party, net of any increased premiums or similar costs arising out of the making of such claims against such arrangements; provided, however, that an Indemnifying Party shall not be liable to the extent that the Indemnified Party did not make commercially reasonable efforts to pursue such insurance claims.

                                  ARTICLE VIII

                                   TERMINATION

     SECTION 8.1. TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

          (a) the Buyer and the Sellers Representative may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (b) the Buyer may terminate this Agreement by giving written notice to the Sellers Representative at any time prior to the Closing if the Closing shall not have occurred on or before February 2, 2001, by reason of the failure of any condition precedent under Article V hereof (unless the failure results primarily from the Buyer breaching any representation or warranty contained in this Agreement); and

          (c) the Sellers Representative (with the consent of the Sellers holding a majority of the Company Securities may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing if the Closing shall not have occurred on or before February 2, 2001, by reason of the failure of any condition precedent under Article VI hereof (unless the failure results primarily from a Seller breaching any representation, warranty or covenant contained in this Agreement).

     SECTION 8.2. EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to Section 8.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (other than the provisions of Section 9.1, which shall remain in full force and effect).

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.1. EXPENSES. The Company shall pay all of the reasonable and documented expenses (including reasonable and documented out-of-pocket expenses) incurred by the Buyer and the Sellers in connection with the transactions contemplated hereby; provided, that the Company shall not be obligated to pay the expenses of the Buyer if the Closing does not occur due to Buyer failing to satisfy the conditions to Closing set forth in Article VI (other than Sections
6.3 and 6.5), provided, further, that no Party shall be entitled to reimbursement unless it has provided to the other Party and the Company, within 10 days after the Closing, its best written estimate of the amount of expenses to be reimbursed. The Sellers shall be responsible for all fees and expenses payable to Merrill Lynch & Co. and TJC Management Corp. and such amounts shall be deducted from the Purchase Price as provided in Section 2.2.

     SECTION 9.2. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer and the Sellers Representative; provided, however, that any Party may make any public disclosure that it believes in good faith is required by applicable Law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

     SECTION 9.3. NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     SECTION 9.4. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, whether written or oral, but Buyer is expressly relying on the Company's filings under the Exchange Act; provided, that the Buyer acknowledges that the Sellers make no representation or warranty with respect thereto.

     SECTION 9.5. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of such Party's rights, interests or obligations hereunder without the prior written approval of the Buyer and the Sellers Representative; provided, however, that the Buyer may (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates or to other Persons that will qualify as Permitted Transferees under Section 4.2(d) of the Stockholders Agreement
(whether or not the Closing has yet occurred), (b) assign any or all of its rights and interests hereunder to any of its lenders as security for any incurred indebtedness or (c) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     SECTION 9.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     SECTION 9.7. HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.8. NOTICES. Any notices, requests, instruction or other document to be given hereunder by a Party hereto shall be in writing and shall be deemed to have been given (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile (with confirmation of receipt) or (c) five Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid.

          (a) If to the Sellers Representative, addressed as follows:

                               The Jordan Company LLC
                               767 Fifth Avenue, 48th Floor
                               New York, New York 10153
                               Attention: John W. Jordan II
                               Telephone No.: (212) 572-0800
                               Facsimile No.:  (212) 755-5263

                               with a copy to:

                               The Jordan Company LLC
                               767 Fifth Avenue, 48th Floor
                               New York, New York 10153
                               Attention:  A. Richard Caputo, Jr.
                               Telephone No.: (212) 572-0800
                               Facsimile No.: (212) 755-5263

                               and a copy to:

                               Mayer, Brown & Platt
                               1675 Broadway, Suite 1900
                               New York, New York  10019-5820
                               Attention: Martin J. Collins
                               Telephone No.: (212) 506-2544
                               Facsimile No.: (212) 262-1910

          (b) If to the Buyer, addressed as follows:

                               Summit Capital Group, LLC
                               600 Travis, Suite 6110
                               Houston, Texas 77002
                               Attention: George B. Kelly
                               Telephone No.: (713) 332-2700
                               Facsimile No.: (713) 332-2701

                               with a copy to:

                               Vinson & Elkins L.L.P.
                               1001 Fannin Street, Suite 2300
                               Houston, Texas 77002-6760
                               Attention: Glenn L. Pinkerton
                               Telephone No.: (713) 758-2222
                               Facsimile No.: (713) 758-2346

          (c) If to the Company, addressed as follows:

                               Jackson Products, Inc.
                               2997 Clarkson Road
                               Chesterfield, Missouri 63017
                               Attention:  Christopher T. Paule
                               Telephone No.: (636) 207-2700
                               Facsimile No.: (636) 207-2800

or to such other individual or address as a Party hereto may designate for itself by notice given as herein provided.

     SECTION 9.9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

     SECTION 9.10. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and Sellers Representative. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     SECTION 9.11. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     SECTION 9.12. CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

     SECTION  9.13.  INCORPORATION  OF  EXHIBITS,   ANNEXES  AND  SECTIONS.  The
Exhibits, Annexes and Sections identified in this Agreement are incorporated herein by reference and made a part hereof.

     SECTION 9.14. SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in accordance with Section 9.15 below, in addition to any other remedy to which they may be entitled, at law or in equity.

     SECTION 9.15. SUBMISSION TO JURISDICTION. Each of the Parties submits to the jurisdiction of any state or federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.8. Nothing in this Section 9.15, however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

     SECTION 9.16. SELLERS REPRESENTATIVE.

          (a) Notwithstanding any statement to the contrary contained herein, each Seller hereby irrevocably authorizes and appoints John W. Jordan II or his successor appointed pursuant to this Section 9.16 (the "Sellers Representative") as its true and lawful attorney and representative with full power and authority to take any and all actions and execute any and all documents and agreements in such Seller's name, place and stead, with the same effect as if such action were taken or such document or agreement were executed by such Seller, in connection with any matter or thing relating to this Agreement, any related agreement or any of the transactions contemplated hereby or thereby, including (i) to negotiate and settle any claim for indemnification by Buyer against any Seller, (ii) to accept any funds on behalf of such Seller and (iii) to enter into amendments of this Agreement, the Stockholders Agreement and any related agreements. John W. Jordan II hereby accepts his appointment as the Sellers Representative and agrees to perform all of the duties of the Sellers Representative hereunder.

          (b) The Sellers Representative cannot resign or be removed by the Sellers except upon delivery to the Buyer of a written instrument signed by the successor Sellers Representative and by the Sellers (or their successors in interest) having a majority of the ownership percentage as set forth on Schedule II hereto, as the case may be, in which the successor Sellers Representative agrees to serve as Sellers Representative and said Sellers consent thereto (such instrument being referred to as a "Sellers Representative Replacement Instrument").

          (c) The signature of the Sellers Representative on behalf of the Sellers shall be deemed to be the signature of each of the Sellers, and they shall be bound by the terms of any documents and agreements executed and delivered by the Sellers Representative pursuant to this Agreement as though they were actual signatories thereto. The Buyer shall be entitled to rely, without any investigation or inquiry by the Buyer, upon all action by the Sellers Representative as having been taken upon the authority of the Sellers. Any action by the Sellers Representative taken on behalf of a Seller shall be conclusively deemed to be the action of such Seller, and the Buyer shall not have any liability or responsibility to any Seller for any action taken in reliance thereon.

     SECTION 9.17. BINDING EFFECT. This Agreement is binding severally (and not jointly) among the Sellers and the Buyers (if more than one Buyer) such that each Seller or Buyer, as applicable, will be responsible for their own acts and efforts and not those of any other Person.

     SECTION 9.18. ACKNOWLEDGMENTS OF BUYER.

          (a) The Buyer acknowledges that the Company Securities are not registered under the Securities Act.

          (b) The Buyer acknowledges that under the Securities Act the Company Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and, except as provided in the Stockholders Agreement, the Company is under no obligation to register any such securities.

          (c) The Buyer acknowledges that it has reviewed a copy of Rule 144 promulgated under the Securities Act, which permits limited public resales of restricted securities, subject to the satisfaction of certain conditions. The Buyer understands that before any of the Company Securities may be sold under Rule 144, the following conditions, among others, must be satisfied, except as otherwise described below: (i) certain public information about the Company must be available, (ii) the sale must occur at least one year after the later of the date the securities were sold by the Company or the date they were sold by an affiliate of the Company,
     (iii) the sale must be made in a broker's transaction and (iv) the number of shares sold must not exceed certain volume limitations.

          (d) The Buyer acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of the Company Securities. The Buyer understands that although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that a person proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such Persons and the brokers who participate in the transactions do so at their own risk.

          (e) The Buyer acknowledges that no public market now exists for any of the Company Securities or any other of the equity securities issued by the Company.

          (f) The Buyer acknowledges that it has received and reviewed this Agreement and all exhibits hereto, and the Buyer and its legal, financial, tax and other advisors have had access to, and an opportunity to review all documents and other materials requested of the Company and have been given an opportunity to ask any and all questions of, and receive answers from, the Company and its officers, directors, and key employees concerning the terms and conditions of the Buyer's purchase of the Purchased Securities and to obtain all information the Buyer and such advisors believe necessary or appropriate to evaluate the suitability of purchase of the Purchased Securities.

          (g) The Buyer  acknowledges  that, to its  knowledge,  the sale of the
     Company   Securities  was  not  accomplished  by  the  publication  of  any advertisement or by any general solicitation.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.



                                           COMPANY:


                                           JACKSON PRODUCTS, INC.



                                           By:  /s/  Christopher T. Paule
                                              ---------------------------
                                              Name:  Christopher T. Paule
                                              Title: President



                                           SELLERS REPRESENTATIVE:


                                           By:  /s/  John W. Jordan II
                                              ---------------------------
                                              Name:  John W. Jordan II
                                              Title: Sellers Representative



                                           BUYER:



                                           SCG ACQUISITION LLC


                                           By:   /s/ George B. Kelly
                                              ---------------------------
                                              Name:  George B. Kelly
                                              Title: Authorized Person



                                           SELLERS:



                                           LEUCADIA INVESTORS, INC.


                                           By:   /s/ Joseph S. Steinberg
                                              ---------------------------
                                              Name:  Joseph S. Steinberg
                                              Title: President



                                           JOHN W. JORDAN, II REVOCABLE TRUST


                                           By:   /s/ John W. Jordan II
                                              ---------------------------
                                              Name:  John W. Jordan II
                                              Title: Trustee


                                                 /s/ David W. Zalaznick
                                              ---------------------------
                                                     David W. Zalaznick

                                                 /s/ Jonathan F. Boucher
                                              ---------------------------
                                                     Jonathan F. Boucher

                                                 /s/ John R. Lowden
                                              ---------------------------
                                                     John R. Lowden

                                                 /s/ Adam E. Max
                                              ---------------------------
                                                     Adam E. Max

                                                 /s/ John M. Camp III
                                              ---------------------------
                                                     John M. Camp III

                                           JOHN M. CAMP III PROFIT SHARING PLAN
                                           DTD 1/1/88


                                           By:   /s/ John M. Camp III
                                              ---------------------------
                                              Name:  John M. Camp III
                                              Title: Trustee

                                                 /s/ A. Richard Caputo, Jr.
                                              ---------------------------
                                                     A. Richard Caputo, Jr.




                                           JAMES E. JORDAN, JR. PROFIT SHARING
                                           PLAN AND TRUST


                                           By:   /s/ James E. Jordan, Jr.
                                              ---------------------------
                                              Name:  James E. Jordan, Jr.
                                              Title: Trustee

                                                 /s/ Paul R. Rodzevik
                                              ---------------------------
                                                     Paul R. Rodzevik




                                           JZ EQUITY PARTNERS PLC


                                           By:   /s/ David W. Zalaznick
                                              ---------------------------
                                              Name:  David W. Zalaznick
                                              Title: Investment Advisor



                                           SAFETY PARTNERS, L.P.


                                           By:  Jefferies & Company, Inc.,
                                                its General Partner


                                           By:   /s/ Jerry M. Gluck
                                              ---------------------------
                                              Name:  Jerry M. Gluck
                                              Title: Executive Vice President